Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PolyMedix, Inc. (the "Company") on Form 10-K for the period ending December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, the undersigned, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 7, 2011	By:	/s/ Nicholas Landekic
Date		Nicholas Landekic
President & Chief Executive Officer

March 7, 2011	By:	/s/ Edward F. Smith
Date		Edward F. Smith
Vice President, Finance &
Chief Financial Officer (Principal
Financial and Accounting Officer)